EXHIBIT 10.7

LIMITED WAIVERTO

CREDIT AGREEMENT

THIS LIMITED WAIVER TO CREDIT AGREEMENT (this “Limited Waiver”), dated as of October 27, 2022 (the “Effective Date”), is entered into by and among HLCO BORROWER, LLC, a Delaware limited liability company (“Company”), THE HEALING COMPANY INC., a Nevada corporation (“Parent”), the Lenders party to the Credit Agreement and WESTMOUNT GROUP LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Company, Parent, the Lenders and Administrative Agent entered into that certain Credit Agreement dated as of August 4, 2022 (as may be amended, restated, amended and restated, or otherwise modified from time to time, being hereinafter referred to collectively as the “Credit Agreement”);

WHEREAS, Parent has advised Administrative Agent that (i) Company desires to acquire all of the Assets of Your Super, Inc., a Delaware corporation (“Your Super”) pursuant to that certain Asset Purchase Agreement, dated September 30, 2022 (the “Purchase Agreement”) by and between, among others, Parent, Company, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the stockholders of Seller of Your Super (the “Specified Acquisition”), and (ii) Your Super has negative EBITDA over the prior twelve month period;

WHEREAS, Pursuant to (i) Section 7.1(p) of the Credit Agreement, the Credit Parties are required to maintain a Debt to EBITDA Ratio not to be greater than 4.75:1.00 as of the last day of each calendar month (the “EBITDA Requirement”), and (ii) Section 3.2(a)(iii) of the Credit Agreement, the obligation of each Lender to make any Term Loan on any Credit Date is subject to the condition precedent that both before and after making any Term Loans on such Credit Date, Total Utilization shall not exceed the Borrowing Base (the “Borrowing Base Condition Precedent”, and together with the EBITDA Requirement, “Specified Requirements”);

WHEREAS, Company and Parent acknowledge that unless the Specified Requirements are waived by Agent and Lenders, (i) the Eligible Asset Advance Rate for the Specified Acquisition would be $0 and (ii) as a direct result of the Specified Acquisition, Parent and Company acknowledge and agree they shall not be in compliance with the Specified Requirements;

WHEREAS, Company and Parent have requested that Administrative Agent and Lenders provide a Term Loan in the amount of $3,000,000 (the “Specified Advance”) and waive the Specified Requirements in connection with the Specified Acquisition; and

WHEREAS, Administrative Agent and Lenders are willing to do so upon and subject to the terms and conditions of this Limited Waiver and the compliance of the Company and Parent with the conditions set forth herein and the other provisions of this Limited Waiver and the Credit Agreement.

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AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

Capitalized terms used in this Limited Waiver are defined in the Credit Agreement unless otherwise stated.

ARTICLE II

Limited Waiver

2.1 Limited Waiver. Company, Parent, the Lenders and Administrative Agent acknowledge that after giving effect to the Specified Acquisition, the Parent and Company will not be able to comply with the Specified Requirements. Solely with respect to the Specified Acquisition, and subject to satisfaction of the conditions set forth in Articles II and III, Administrative Agent and Lenders hereby grant a one-time, limited waiver of the Specified Requirements, including (i) waiver of the Maximum Debt to EBITDA Ratio pursuant to clause (c) of Schedule 1.1.1 to the Credit Agreement with respect to Your Super, and (ii) waiver of the Borrowing Base Condition Precedent in connection with the Specified Acquisition requiring that Total Utilization shall not exceed the Borrowing Base. Subject to the requirements set forth in Section 2.3 below, and otherwise until such time as agreed to by Administrative Agent in its sole discretion, (i) the EBITDA of Your Super and Total Utilization incurred in connection with the Specified Acquisition shall not be included in the calculation of the Maximum Debt to EBITDA Ratio and (ii) the Eligible Asset Advance Rate for the Specified Acquisition shall be deemed to be $3,000,000.

2.2 Interest Reserve.

(a) Company hereby agrees to maintain an amount no less than the Interest Reserve Amount (as defined below) in the Master Collection Account at all times until Company and Parent are in compliance with the Specified Requirements, at which point, so long as no Event of Default or Early Amortization Event has occurred or is continuing, the Interest Reserve Amount shall be released and applied pursuant to Section 2.12 of the Credit Agreement.

(b) Company hereby agrees that the Interest Reserve Amount has been established in order to fund the payment of accrued interest on the Term Loan with respect to the Assets of Your Super which becomes due and payable in accordance with the Credit Agreement, and may be applied on each Interest Payment Date pursuant to Section 2.13(a)(iii) of the Credit Agreement. In the event that funds from the Interest Reserve Amount are depleted at any time that Parent and Company are not in compliance with the Specified Requirements, Company shall replenish the Master Collection Account in an amount sufficient to maintain the Interest Reserve Amount.

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2.3 Eligible Asset Advance Rate. Company hereby agrees that if the EBITDA of Your Super as of the last Business Day of each calendar month is less than $75,000, the Eligible Asset Advance Rate with respect to the Specified Acquisition, which as of the date hereof shall be deemed to be $3,000,000, shall be reduced by an amount equal to $150,000.

ARTICLE III

Conditions to Effectiveness

3.1 Conditions Precedent. The effectiveness of this Limited Waiver is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Administrative Agent, unless specifically waived in writing by Administrative Agent:

(a) Administrative Agent shall have received this Limited Waiver duly executed by each party hereto;

(b) Administrative Agent shall have received an amended and restated Warrant, duly executed by each party thereto, that shall permit Westmount Group LLC, or its successors and permitted assigns to exercise the Warrant for up to 1,560,148 Shares (as defined in the Warrant), and is otherwise in form and substance satisfactory to Administrative Agent;

(c) all corporate proceedings taken in connection with the transactions contemplated by this Limited Waiver and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Administrative Agent;

(d) Administrative Agent shall have received such other documents reasonably requested by Administrative Agent in connection with this Limited Waiver;

(e) the Company shall have paid all reasonable invoiced costs, fees and expenses (including, without limitation, legal fees and expenses of attorneys and other advisors) due and payable pursuant to or in connection with this Limited Waiver;

(f) Administrative Agent shall have received evidence of the sale of equity interests in the Parent to investor(s) in exchange for a capital investment in the Parent, which shall have occurred no earlier than August 23, 2022, pursuant to offering documents by and among the Parent and the investor(s) party thereto in an amount not less than $1,000,000;

(g) Company shall have deposited One Hundred Twelve Thousand Two Hundred Seventy Five Dollars and 00/100 ($112,275.00) into the Master Collection Account, which amount is equal to the sum of three months accrued interest at Term SOFR as of August 31, 2022, on the Term Loan in connection with the Assets of Your Super (the “Interest Reserve Amount”); and

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(h) Administrative Agent shall have received the documents and other deliverables set forth in Section 5.9 of the Credit Agreement with respect to the Specified Acquisition.

3.2 Conditions Subsequent. The obligations of the Lenders to continue to make any Term Loans is subject to the fulfillment, on or before the date applicable thereto, of the following conditions subsequent (the failure by the Parent to so perform or cause to be performed such condition subsequent as and when required by the terms below shall constitute an Event of Default (unless such date is extended, in writing, by Administrative Agent, which Administrative Agent may do in its sole discretion):

(a) No later than seven (7) days after the date of the Specified Advance, the Parent shall provide evidence satisfactory to Administrative Agent of the repayment or cancellation and forgiveness in full of all obligations due and payable under that certain Amended and Restated Credit and Security Agreement dated April 13, 2022 by and among Your Superfoods, Inc. and Your Super, Inc., as Borrowers, and CircleUp, as Lender, as amended by Joinder, Amendment and Forbearance Agreement dated as of September 2, 2022, in the aggregate principal amount of $7,457,829.76 (the “Acquired Debt”). In addition, the Administrative Agent shall have received evidence of the release of all Liens granted in connection with Acquired Debt, with Uniform Commercial Code or other appropriate termination statements and documents filed to evidence the foregoing

ARTICLE IV

No Other Waiver

Company hereby agrees that irrespective of (i) any waivers or consents previously granted by Administrative Agent regarding the Credit Agreement and the other Credit Documents (other than the limited waiver granted in Section 2.1 hereof), (ii) any previous failures or delays of Administrative Agent in exercising any right, power or privilege under the Credit Agreement or the other Credit Documents, or (iii) any previous failures or delays of Administrative Agent in the monitoring or in the requiring of compliance by Company with the duties, obligations, and agreements of Company in the Credit Agreement and the other Credit Documents, Company will comply strictly with its duties, obligations and agreements under the Credit Agreement and the other Credit Documents.

Except as expressly provided in Section 2.1 hereof, nothing contained in this Limited Waiver or any other communication between Administrative Agent or any Lender and Company or any other Credit Party shall be a waiver of any past, present or future violation, Default or Event of Default of any Credit Party under the Credit Agreement or any other Credit Document. Similarly, Administrative Agent hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each other Credit Document that Administrative Agent may have with respect to each violation, Default or Event of Default, and any failure by Administrative Agent to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Administrative Agent at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Credit Document, (ii) amend or alter any provision of the Credit Agreement or any other Credit Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of any Credit Party or any rights, privilege or remedy of Administrative Agent under the Credit Agreement or any other Credit Document or any other contract or instrument. Except as expressly provided in Section 2.1 hereof, nothing in this Limited Waiver shall be construed to be a consent by Administrative Agent to any prior, existing or future violations of the Credit Agreement or any other Credit Document.

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ARTICLE V

Ratifications, Representations and Warranties

5.1 Ratifications. The terms and provisions set forth in this Limited Waiver shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents, and, except as expressly modified and superseded by this Limited Waiver, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. Company, Parent and Administrative Agent agree that the Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Company and Parent agree that this Limited Waiver is not intended to and shall not cause a novation with respect to any or all of the Obligations.

5.2 Representations and Warranties. Company and Parent hereby represent and warrant to Administrative Agent that (a) the execution, delivery and performance of this Limited Waiver and any and all other Credit Documents executed and delivered by them in connection herewith have been authorized by all requisite action on the part of such Credit Party and will not violate the organizational documents of such Credit Party; (b) the representations and warranties contained herein and in the Credit Agreement, as modified by this Limited Waiver, and the other Credit Documents are true and correct in all material respects as of the date hereof, as if made on the date hereof (except for those representations and warranties made as of a specific date that is not the date hereof); (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; and (d) such Credit Party has not amended its organizational documents since the date of the Credit Agreement.

ARTICLE VI

Miscellaneous Provisions

6.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Credit Document, including, without limitation, any document furnished in connection with this Limited Waiver, shall survive the execution and delivery of this Limited Waiver and the other Credit Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent and each Lender to rely upon them.

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6.2 Reference to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

6.3 Severability. Any provision of this Limited Waiver held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Limited Waiver and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.4 Successors and Assigns. This Limited Waiver is binding upon and shall inure to the benefit of Administrative Agent and each Lender and the Credit Parties and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent.

6.5 Counterparts. This Limited Waiver may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Limited Waiver may be executed by facsimile or other electronic transmission, which facsimile or other electronic signatures shall be considered original executed counterparts for purposes of this Section 6.5, and each party to this Limited Waiver agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signature of each other party to this Limited Waiver.

6.6 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant or condition by any Credit Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.7 Headings. The headings, captions, and arrangements used in this Limited Waiver are for convenience only and shall not affect the interpretation of this Limited Waiver.

6.8 Applicable Law. THE CREDIT DOCUMENTS ARE GOVERNED BY FEDERAL LAW AND, FOR THE PURPOSES OF EXPORTATION OF INTEREST AND INTEREST FEES UNDER FEDERAL LAW, ADMINISTRATIVE AGENT RELIES ON NEW YORK LAW. TO THE EXTENT THAT STATE LAW APPLIES AND IS NOT PREEMPTED BY FEDERAL LAW, THEN PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE CREDIT DOCUMENTS WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. TO THE EXTENT THAT ADMINISTRATIVE AGENT OR ANY LENDER HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, WHETHER AS A NATIONAL BANK OR OTHERWISE, THIS PARAGRAPH SHALL NOT BE DEEMED TO DEPRIVE ADMINISTRATIVE AGENT OR SUCH LENDER OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW; EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER CREDIT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, FEDERAL LAW OR THE LAW OF THE STATE OF NEW YORK, AS APPLICABLE, SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL CREDIT DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, COMPANY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS LIMITED WAIVER AND THE OTHER CREDIT DOCUMENTS.

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6.9 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS LIMITED WAIVER IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR LIMITED WAIVER OF ANY PROVISION OF THIS LIMITED WAIVER SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY, PARENT AND ADMINISTRATIVE AGENT.

6.10 Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY ADVANCES, BORROWINGS, OR EXTENSIONS OF CREDIT FROM ADMINISTRATIVE AGENT AND LENDERS UNDER THE CREDIT AGREEMENT OR THE OTHER CREDIT DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS OR ADMINISTRATIVE AGENT. EACH OF THE CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, ADMINISTRATIVE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE, WHICH ANY OF THE CREDIT PARTIES MAY NOW OR HEREAFTER HAVE AGAINST LENDERS AND ADMINISTRATIVE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY ADVANCES, BORROWINGS, OR EXTENSIONS OF CREDIT FROM LENDERS AND ADMINISTRATIVE AGENT UNDER THE CREDIT AGREEMENT OR THE OTHER CREDIT DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT. OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS LIMITED WAIVER.

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IN WITNESS WHEREOF, this Limited Waiver has been executed and is effective as of the date first above written.

COMPANY:

HLCO BORROWER, LLC, a Delaware limited liability company,
as Company

By:	/s/ Simon Belsham
Name:	Simon Belsham
Title:	Authorized Person

PARENT:

THE HEALING COMPANY, INC., a Nevada corporation
as Parent

By:	/s/ Simon Belsham
Name:	Simon Belsham
Title:	Chief Executive Officer

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ADMINISTRATIVE AGENT:
WESTMOUNT GROUP LLC,
as Administrative Agent and Collateral Agent

By:	/s/ Marc Helwani
Name:	Marc Helwani
Title:	Managing Member

LENDER:

WESTMOUNT GROUP LLC,
as a Lender

By:	/s/ Marc Helwani
Name:	Marc Helwani
Title:	Managing Member

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